Exhibit 99.2

Truett - Hurst, Inc. FY16 Q4 Earnings Call September 21, 2016 NASDAQ: THST 1

2 Safe Harbor Statement This presentation (including the presentation and any subsequent questions and answers) contains statements that are forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are based on the current beliefs of Truett - Hurst, Inc . ’s management and are not guarantees of future performance . Any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, assumptions and factors relating to the operations and business environments of Truett - Hurst, Inc . and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward - looking statements . These risk factors, include, but are not limited to, a reduction in the supply of grapes and bulk wine available to us ; significant competition ; any change in our relationships with retailers could harm our business ; we may not achieve or maintain profitability in the future ; the loss of key employees ; a reduction in our access to, or an increase in the cost of, the third - party services we use to produce our wine could harm our business ; credit facility restrictions on our current and future operations ; failure to protect, or infringement of, trademarks and proprietary rights ; these factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report or detailed in our periodic filings (including Forms 8 - K, 10 - K and 10 - Q) or other documents filed with the Securities and Exchange Commission . For more detailed information on us, please refer to our filings with the Securities and Exchange Commission, which are readily available at http : //www . sec . gov, or through the our Investor Relations website at http : //www . truetthurstinc . com . For additional information, see our annual report for the year ended June 30 , 2015 on Form 10 - K filed on September 28 , 2015 , or our other reports currently on file with the Securities and Exchange Commission, which contain a more detailed discussion of risks and uncertainties that may affect future results . We do not undertake to update any forward - looking statements unless otherwise required by law .

Agenda • Financial Update – Fourth Quarter: FY16 vs FY15 – FY16 vs FY15 – FY16: Statement of Operations Recap – FY16: Segment Analysis (as Adjusted) – Select Balance Sheet Data • Business Update • Q&A 3

FINANCIAL UPDATE 4

Fourth Quarter: FY16 vs FY15 (continuing operations) ― Total net sales for the fourth quarter were $6.0 million a decrease of 10.5% or $0.7 million versus prior year. Comparisons in the quarter are impacted by performance of the CA Winecraft brand which was launched in Q4FY15 but discontinued in the first half of FY16. ― Overall gross margin percent increased to 30% from 22% ― Wholesale: 4.0 margin point increase (FY15 margin reduced by CA Winecraft inventory reserve) ― DTC: 4.0 margin point increase ― Operating expenses of $2.2 million - unchanged versus prior year 5

FY16 vs FY15 (continuing operations) ― Revenue growth of 19% with net sales of $25.8 million (an increase of $4 million versus prior year) ― 19.1% increase in Wholesale ― 19.3% increase in DTC ― Overall gross margin percent increased to 32% from 30% ― Wholesale: 3.0 margin point increase ― DTC: 100 basis point increase ― Operating expenses of $8.4 million, relatively flat to the prior year 6

7 Statement of Operations FY16 vs FY15 FY 15 FY 16 B / (W)  Net sales 21,642$ 25,783$ 4,141$ 19.1% Gross profit 6,450 8,287 1,837 28.5% Gross Profit % 30% 32% 2% Sales and marketing ex stock comp 4,740 5,237 (497) 10.5% Sales and marketing stock comp 251 49 202 4,991 5,286 (295) 5.9% General and administrative ex stock comp 2,912 2,736 176 -6.0% General and administrative stock comp 310 326 (16) 3,222 3,062 160 -5.0% Other 124 17 107 Total Operating Expenses 8,337 8,365 (28) 0.3% Income (Loss) from Continuing Operations (1,887) (78) 1,809 Non Operating Expenses Interest expense, net (286) (317) (31) Other (111) (151) (40) Income tax expense (2) (2) - (399) (470) (71) Discontinued Operations (162) 45 207 Net Income (Loss) attributable to THI and HDD (2,448)$ (503)$ 1,945$ Operating expenses (excluding stock comp) as a percentage of Net Sales Sales and marketing 21.9% 20.3% General and administrative 13.5% 10.6%

8 Segment Analysis (as Adjusted) FY16 vs FY15 As Adjusted 2015 2016 B / (W) % Net Sales Wholesale (A) 17,385 20,011 2,626 15% Direct to Consumer 4,839 5,772 933 19% 22,224 25,783 3,559 16% Gross Profit Wholesale (A), (B) 4,792 4,708 (84) -2% Direct to Consumer 3,071 3,726 655 21% 7,863 8,434 571 7% Gross Profit % Wholesale 28% 24% -4% Direct to Consumer 63% 65% 2% 35% 33% -2% (A) FY15 reported numbers have been adjusted for (i) the impact of the Paperboy loss contingency accrual and related inventory impairment ($0.6 impact to net sales and $0.8 impact to gross profit) and (ii) impact of CA Winecraft inventory impairment $0.6 million impact to gross profit. (B) FY16 reported numbers have been adjusted for the impact of a $0.2 million inventory impairment related to CA Winecraft.

9 Select Balance Sheet Data 2015 2016 Q4 Q4 Total Assets 33,903$ 33,505$ Total Liabilities 17,554 17,284 Total Equity 16,349 16,221 33,903 33,505 Cash and cash equivalents 1,578 4,043 Property & equipment, net 5,743 5,583 Major Working Capital Accounts source / (use) A/R 2,783 2,678 105 Inventories 22,080 19,918 2,162 Bulk Wine Deposit 345 271 74 AP & Accrueds 4,056 2,756 (1,300) 1,041 Interest Bearing Debt Credit facilities 9,034 10,311 Other Interest Bearing Debt 3,640 3,664 12,674 13,975 Cash and Cash equivalents (1,578) (4,043)  in Net Debt Net Debt 11,096 9,932 (1,164)

BUSINESS UPDATE 10

11 Business Update – Industry Metrics

Customer Highlights 12 Albertsons – October “Boom” promotion – Focus on National Void Report – In/Out product development Trader Joe’s – Dearly Beloved Fearless Flyer in October – Cakebox Petite Sirah re - upped Total Wines & More – Summer/Fall Promos very successful – Several new items under review – Excellent sales Target – ROW Wave 3 sales were fair – Dearly Beloved Promo in October (top 50 brand) – New VP Beverage Alcohol Kroger – Expansion into Ralph’s Colby – International UAL first and business placement

Q & A 13

Contact Information 14 Phillip L. Hurst Chief Executive Officer, President Email: phil@truetthurst.com T: 707.431.4408 M: 707.318.7480 Paul A. Forgue Chief Financial Officer & Chief Operations Officer Email: paul@truetthurst.com T: 707.431.4423 M: 707.494.3452 www.truetthurstinc.com ir@truetthurstinc.com

Call Playback Information Webcast/PowerPoint/Replay available at: http://www.truetthurstinc.com/index.php?s=151&cat=3 Replay available until September 28, 2016 15